CONDENSED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended	9 Months Ended
	Jun. 30, 2014	Jun. 30, 2014
Revenues:
Professional service revenues	$ 29,250	$ 56,250
Client expense reimbursement	12,819	15,767
Total Revenues	42,069	72,017
Cost of revenues	262	857
Cost of revenues from a related party	12,500	28,250
Gross Profit	29,307	42,910
Operating expenses:
Marketing and sales	2,835	2,835
Stock based compensation		8,400
General and administrative	15,431	57,093
General and administrative costs from a related party	2,500	29,250
Total operating expenses	20,766	97,578
Loss from operations	8,541	(54,669)
Income (Loss) before taxes	8,541	(54,669)
Income tax provision	0	0
Net (loss) applicable to common shareholders	$ 8,541	$ (54,669)
Net (loss) per share - basic and diluted	$ 0	$ (0.01)
Weighted number of shares outstanding - Basic and diluted	4,230,000	4,193,096